UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12(b) OR 12(g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                         VELOCITY ASSET MANAGEMENT, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


               Delaware                                    65-0008442
 ----------------------------------------              -------------------
 (State of incorporation or organization)               (I.R.S. employer
                                                       identification no.)

1800 Route 34 North
Building 4, Suite 404A, Wall, NJ 07719                         07719
----------------------------------------                    ----------
(Address of principal executive offices)                    (zip code)


If this form relates to the registration of a class of securities pursuant to
Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), please check the following box. [X]

If this form relates to the registration of a class of securities pursuant to
Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), please check the following box.

Securities Act registration statement file number to which this form relates:
N/A

Securities to be registered pursuant to Section 12(b) of the Act:

                                                   Name of exchange on which each class is to
    Title of each class to be so registered                      be registered
------------------------------------------------- ---------------------------------------------
    Common Stock, par value $0.001 per share                American Stock Exchange

Securities to be registered pursuant to Section 12(g) of the Act: None

Item 1.  Description of Registrant's Securities to be Registered.

         A description of the registrant's common stock can be found in Item 4 of the registrant's registration statement on Form S-8, Registration No. 333-137357, under the caption titled "Description of Securities - Common Stock", filed with the Securities and Exchange Commission on September 15, 2006, and incorporated herein by reference.

Item 2.  Exhibits

         The following exhibits have been filed as exhibits to the Registration Statement and are incorporated herein by reference:


                                  EXHIBIT INDEX

Exhibit
   No.                            Description
-------      --------------------------------------------------------------
  3.1        Certificate of Incorporation. (1)

  3.2        Amendment to Certificate of Incorporation. (2)

  3.3        By-laws. (1)

  4.1        Specimen Common Stock Certificate. (3)

  4.2        Specimen Preferred Stock Certificate. (4)

  4.3        Certificate of Designation of Convertible Preferred Stock (4)

(1) Incorporated by reference to Registrant's Registration Statement on Form S-18 (File No. 33.13609A) filed with the Securities and Exchange Commission.**
(2) Incorporated by reference to Registrant's Definitive Information Statement filed with the Securities and Exchange Commission on March 19, 2004.**
(3) Incorporated by reference to Registrant's Annual Report on Form 10-KSB for the fiscal year ended December 31, 2004, filed with the Securities and Exchange Commission on April 15, 2005.**
(4) Incorporated by reference to Registrant's Amendment No. 1 to the Registration Statement on Form SB-2 filed with the Securities and Exchange Commission on April 18, 2006.**


** In accordance with Rule 12b-32 under the Securities Exchange Act of 1934, as amended, reference is made to the documents are hereby incorporated by reference.


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

                                    SIGNATURE

         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized.


                                       VELOCITY ASSET MANAGEMENT, INC.


Dated:  August 7, 2007                 By: /s/ JOHN C. KLEINERT
                                           -------------------------------------
                                           John C. Kleinert
                                           Chief Executive Officer




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